SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2010

EV INNOVATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-33391	88-0490890
(State or Other Jurisdiction	(Commission	( I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4894 Lone Mountain #168, Las Vegas, NV	89130
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (702) 425-7376

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01  Changes in Registrant's Certifying Accountant.

(a) On January 6, 2010, the Board of Directors of the Company accepted the resignation of Wiener, Goodman & Company, P.C., its independent registered public accounting firm. On the same date, January 6, 2010, the accounting firm of Madsen & Associates, CPA’s Inc. was engaged as the Company's new independent registered public accounting firm, to audit the Company’s financial statements for its fiscal year ending July 31, 2010. From the date that Wiener, Goodman & Company, P.C. were engaged (January 11, 2008) to the present time, or any other period of time, the reports of Wiener, Goodman & Company, P.C. (1) as to the Company's financial statements for the years ended July 31, 2008 and 2009, were modified for uncertainty due to the substantial doubt about the Company’s ability to continue as a going concern, and (2) did not contain an adverse opinion or disclaimer of opinion, or were qualified or modified as to audit scope or accounting principles.

During the Company's two most recent fiscal years ended July 31, 2008 and 2009, and any subsequent interim period through January 6, 2010, there were no disagreements with Wiener, Goodman & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wiener, Goodman & Company, P.C., would have caused it to make reference to the subject matter of the disagreement in connection with its reports. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the Company’s two most recent fiscal years ended July 31, 2008 and 2009, and any subsequent interim period though January 6, 2010.

The Company has requested that Wiener, Goodman & Company, P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

b) On January 6, 2010, the Company engaged Madsen & Associates, CPA’s Inc. as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the Company has not consulted Madsen & Associates, CPA’s Inc. regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16	Letter on change in certifying accountant from Wiener, Goodman & Company, P.C.

SIGNATURES

Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

EV INNOVATIONS, INC.

Dated: January 19, 2010	By:	/s/ Stacey Fling
Stacey Fling, Chief Executive Officer